Exhibit 3.1

State of Delaware Secretary of State Division of Corporations Delivered 04:05 PM 04/14/2003 FILED 04:06 PM 04/14/2003 SRV 030242946 – 3647540 FILE

CERTIFICATE OF LIMITED PARTNERSHIP

OF

WEG ACQUISITIONS, L.P.

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Adopted in accordance with the provisions of §17-201 of the

Delaware Revised Uniform Limited Partnership Act

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The undersigned, being the general partner of WEG Acquisitions, L.P., a Delaware limited partnership and authorized to execute and file this Certificate of Limited Partnership for the purpose of forming a limited partnership pursuant to the §17-202 of the Delaware Revised Uniform Limited Partnership Act, does hereby certify as follows:

FIRST

The name of the limited partnership is WEG Acquisitions, L.P.

SECOND

The address of the registered office in the State of Delaware is 9 East Loockerman Street, Suite 1B, in the City of Dover, County of Kent, 19901. The name of the registered agent at such address is National Registered Agents, Inc.

THIRD

The name and mailing address of the general partner is as follows:

WEG Acquisition Management, LLC

c/o Madison Dearborn Partners, LLC

70 West Madison Street

Suite 3800

Chicago, IL 60602

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IN WITNESS WHEREOF, the undersigned being the general partner hereinbefore named, declaring and certifying that the facts herein stated are true for the purpose of forming a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act, hereby make this Certificate of Limited Partnership as of the 12th day of April, 2002.

WEG Acquisitions, L.P., a Delaware limited partnership

By:	WEG Acquisition Management, LLC
Its:	General Partner

By:	/s/ Justin Huscher
Name: Justin Huscher
Title: Manager

State of Delaware Secretary of State Division of Corporations Delivered 01:43 PM 08/04/2003 FILED 12:53 PM 08/04/2003 SRV 030507026 – 3647540 FILE

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF LIMITED PARTNERSHIP

OF

WEG Acquisitions, L.P.

The undersigned, desiring to amend the Certificate of Limited Partnership of WEG Acquisitions, L.P. pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:

FIRST: The name of the Limited Partnership is WEG Acquisitions, L.P.

SECOND: Article 2 of the Certificate of Limited Partnership shall be amended as follows:

SECOND: The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

IN WITNESS WHEREOF, the undersigned executed this Amendment to the Certificate of Limited Partnership on this 4th day of August, 2003.

WEG Acquisitions, L.P. a Delaware limited partnership
By:	WEG Acquisition Management, LLC
Its:	General Partner

By:	/s/ Lonny E. Townsend
Name: Lonny E. Townsend
Title: Vice President

State of Delaware Secretary of State Division of Corporations Delivered 04:58 PM 08/14/2003 FILED 04:01 PM 08/14/2003 SRV 030532539 – 3647540 FILE

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF LIMITED PARTNERSHIP

OF

WEG ACQUISITIONS, L.P.

The undersigned, desiring to amend the Certificate of Limited Partnership of WEG Acquisitions, L.P., pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:

FIRST: The name of the Limited Partnership is WEG Acquisitions, L.P.

SECOND: Articles I and III of the Certificate of Limited Partnership shall be amended as follows:

I.	The name of the limited partnership is:

Magellan Midstream Holdings, L.P.

III.	The name and mailing address of the general partner is as follows:

Magellan Midstream Management, LLC
P.O. Box 22186
Tulsa, Oklahoma 74121-2186
Attn: Lonny E. Townsend, General Counsel

THIRD: This Certificate of Amendment to the Certificate of Limited Partnership of WEG Acquisitions, L.P. shall be effective September 1, 2003.

IN WITNESS WHEREOF, the undersigned executed this Certificate of Amendment to the Certificate of Limited Partnership on this 14th day of August, 2003.

WEG Acquisitions, L.P.

By:	WEG Acquisition Management, LLC, its general partner

By:	/s/ Suzanne H. Costin
Name:	Suzanne H. Costin
Title:	Secretary